Contract Asset & Liability (Tables)	12 Months Ended
Dec. 31, 2019
Contract with Customer, Asset and Liability [Abstract]
Contract with Customer, Asset and Liability [Table Text Block]	Contract assets reflect revenue recognized and performance obligations satisfied in advance of customer billing. Contract liabilities relate to payments received in advance of the satisfaction of performance under the contract. We receive payments from customers based on the terms established in our contracts. Total contract assets and contract liabilities as of December 31, 2019 and 2018 are as follows:

(dollars in millions)	December 31, 2019	December 31, 2018
Contract assets, current	$4,184	$3,486
Contract assets, noncurrent (included within Other assets)	1,338	1,142
Total contract assets	5,522	4,628
Contract liabilities, current	(6,180)	(5,720)
Contract liabilities, noncurrent	(5,732)	(5,069)
Total contract liabilities	(11,912)	(10,789)
Net contract liabilities	$(6,390)	$(6,161)
Contract assets increased $894 million during the year ended December 31, 2019 due to revenue recognition in excess of customer billings, primarily on Pratt & Whitney military and commercial aftermarket service agreements and various programs at Collins Aerospace Systems. Contract liabilities increased $1,123 million during the year ended December 31, 2019 primarily due to customer billings in excess of revenue recognized on Pratt & Whitney commercial aftermarket service agreements and various programs at Collins Aerospace Systems. We recognized revenue of $4.9 billion during the year ended December 31, 2019 related to contract liabilities as of December 31, 2018.